Subsequent Events (Details Narrative) (USD $)	9 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Note from Related Party	$ 97,861
Note from Investor	100,000
Notes Total	$ 197,861
Notes Share Conversion Units	791,444
Notes Share Conversion Per Unit Price	$ 0.25
Conversion Terms	Each Unit, if converted, will contain one common share and one/half of one common share purchase warrant to acquire an additional common share at $0.50 per share for a period of two years.